Trade and Other receivables	6 Months Ended
Jun. 30, 2024
Trade and Other receivables.
Trade and Other receivables

12.Trade and Other receivables

	As at
	June 30,	December 31,
(in EUR 000)	2024	2023
Trade receivables	2,609	2,758
R&D incentive receivable (Australia)	964	723
VAT receivable	696	850
Current tax receivable	801	808
Foreign currency swaps	29	343
Other	395	488
Total trade and other receivables	5,494	5,970

The decrease of €476,000 in trade and other receivables is mainly due to a decrease in foreign currency swaps by €314,000, a decrease in VAT receivable by €154,000 and a decrease in trade receivables by €149,000. R&D incentive receivables has increased by €241,000. The other receivables as of June 30, 2024 include the prepayment to the American Academy of Otolaryngology (AAO). We refer to note 27 for more details.

The Company can include unbilled receivables in its accounts receivable balance. Generally, these receivables represent earned revenue from products delivered to customers, which will be billed in the next billing cycle. All amounts are considered collectible and billable. As at December 31, 2023 and June 30, 2024, there were no unbilled receivables included in the trade receivables.

R&D incentive receivables relate to incentives received in Australia as a support to the clinical trials and the development of the Genio® system.

The current tax receivable relates to excess payment of corporate income tax in the United States and in Belgium.

We refer to note 21 for more details on the foreign currency swaps.